Exhibit 99.e

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: American Fiber Touch, LLC	Case No.	03-11921 (KJC)
	Reporting Period:	01/01/04 thru 01/31/04

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	X
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Jerrold P Pederson	04/29/04
Signature of Authorized Individual*	Date

Jerrold P Pederson	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR

(9/99)

In re: American Fiber Touch, LLC	Case No. 03-11921 (KJC)
Debtor	Reporting Period :01/01/04 thru 01/31/04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1).  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1 (CON’T)]

	BANK ACCOUNTS		CURRENT MONTH		CUMULATIVE FILING TO DATE
	General		ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	0.00		0.00		0.00

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)			0.00		0.00
TRANSFERS (FROM DIP ACCTS)
TRANSER FROM GENERAL
TOTAL RECEIPTS	0.00	0.00	0.00		0.00

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE, & OTHER TAXES
INVENTORY PURCHASES
SECURED/ RENTAL/ LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)			0.00		0.00

OWNER DRAW *
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS	0.00	0.00	0.00		0.00

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	0.00	0.00	0.00		0.00

CASH - END OF MONTH	0.00	0.00	0.00		0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	0.00
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	0.00

FORM MOR-1

(9/99)

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

	General	Tax	Other
	#1500 9558 1123	#	#
BALANCE PER BOOKS	0.00

BANK BALANCE	0.00
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	0.00
(-) OUTSTANDING CHECKS (ATTACH LIST)	0.00
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *	0.00

* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER

FORM MOR-1 (CON’T)

(9/99)

In re: American Fiber Touch, LLC	Case No.	03-11921 (KJC)
	Reporting Period.:	January 1, 2004 - January 31, 2004

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	0.00	0.00
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense	0.00	-144.03
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	0.00	-144.03
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses	0.00	144.03
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	0.00	144.03
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees	250.00	1,000.00
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	250.00	1,000.00
Income Taxes
Net Profit (Loss)	-250.00	-855.97

*“Insider” is defined in 11 U.S.C. Section 101(31).

FORM MOR-2

(9/99)

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date

Other Costs

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

FORM MOR-2 (CON’T)

(9/99)

In re : American Fiber Touch, LLC.	Case No. 03-11921 (KJC)
Debtor	Reporting Period: January 31, 2004

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	0.00	0.00
Restricted Cash and Cash Equivalents (see continuation sheet)	0.00	0.00
Accounts Receivable (Net)	195,000.00	195,000.00
Accounts Receivable Intercompany	2,136.21	2,136.21
Reconciling Item		-144.03
Inventories	0.00	0.00
Prepaid Expenses	0.00	0.00
Professional Retainers	0.00	0.00
Other Current Assets (attach schedule)	0.00	0.00
TOTAL CURRENT ASSETS	$197,136.21	$196,992.18
PROPERTY AND EQUIPMENT
Real Property and Improvements	0.00
Machinery and Equipment	2,033.00	2,033.00
Furniture, Fixtures and Office Equipment	0.00	0.00
Leasehold Improvements	0.00	0.00
Vehicles	0.00	0.00
Construction Work in Progress	1,351,690.29	1,351,690.29
Intangible - Contract Assignment (AT&T) (a)	6,450,000.00	6,450,000.00
Less Accumulated Depreciation	0.00	0.00
TOTAL PROPERTY & EQUIPMENT	$7,803,723.29	$7,803,723.29
OTHER ASSETS
Loans to Insiders*		0.00
Other Assets (attach schedule)		0.00
TOTAL OTHER ASSETS	$0.00	$0.00

TOTAL ASSETS	$8,000,859.50	$8,000,715.47

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	250.00	0.00
Taxes Payable (refer to FORM MOR-4)	0.00	0.00
Wages Payable	0.00	0.00
Accounts Payable - Intercompany	750.00	0.00
Rent / Leases - Building/Equipment	0.00	0.00
Secured Debt / Adequate Protection Payments	0.00	0.00
Professional Fees	0.00	0.00
Amounts Due to Insiders*	0.00	0.00
Other Postpetition Liabilities (attach schedule)	0.00	0.00
TOTAL POSTPETITION LIABILITIES	$1,000.00	$0.00
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	96,066.19	96,066.19
Priority Debt	0.00	0.00
Unsecured Debt Intercompany	1,279,055.12	1,279,055.12
Unsecured Debt - Deferred Revenue	1,300,000.00	1,300,000.00
TOTAL PRE-PETITION LIABILITIES	$2,675,121.31	$2,675,121.31

TOTAL LIABILITIES	$2,676,121.31	$2,675,121.31
OWNER EQUITY
Capital Stock	0.00	0.00
Additional Paid-In Capital	0.00	0.00
Partners’ Capital Account	0.00	0.00
Member’s Equity Account	29,898,668.72	29,898,668.72
Member’s Contributions	8,881,688.73	8,881,688.73
Member’s Distributions	-32,488,132.15	-32,488,132.15
Retained Earnings - Pre-Petition	-966,631.14	-966,631.14
Retained Earnings - Postpetition	-855.97	0.00
Adjustments to Owner Equity (attach schedule)	0.00	0.00
Postpetition Contributions (Distributions) (Draws) (attach schedule)	0.00	0.00
NET OWNER EQUITY	$5,324,738.19	$5,325,594.16

TOTAL LIABILITIES AND OWNERS’ EQUITY	$8,000,859.50	$8,000,715.47

*“Insider” is defined in 11 U.S.C. Section 101(31).	0.00	0.00

(a)  Asset may not have any value and was not included in the Debtor’s audited financial statements or in the Bankruptcy Schedules as filed.

FORM MOR-3

(9/99)

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets

Other Assets

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

FORM MOR- 3 (CON’T)

(9/99)

In re: American Fiber Touch, LLC	Case No.	03-11921 (KJC)
	Reporting Period:	January 1, 2004 - January 31, 2004

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.  Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes	0.00	0.00	0.00	0.00	0.00	0.00
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local	0.00	0.00	0.00	0.00	0.00	0.00
Total Taxes	0.00	0.00	0.00	0.00	0.00	0.00

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable U S Trustee Fee	250.00					250.00
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts	250.00	0.00	0.00	0.00	0.00	250.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*“Insider” is defined in 11 U.S.C. Section 101(31).

FORM MOR-4

(9/99)

In re: American Fiber Touch, LLC	Case No.	03-11921 (KJC)
	Reporting Period:	January 1, 2004 - January 31, 2004

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	195,000.00
+ Amounts billed during the period	0
- Amounts collected during the period	0
Total Accounts Receivable at the end of the reporting period	195,000.00

Accounts Receivable Aging	Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old	195,000.00
Total Accounts Receivable	195,000.00
Amount considered uncollectible (Bad Debt)	0
Accounts Receivable (Net)	195,000.00

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

FORM MOR-5

(9/99)